News Release

Artio Global Investors Inc.

Artio Global Investors Reports Second Quarter 2012 Results;

Announces Dividend of $0.02 Per Share

NEW YORK, NY, August 3, 2012 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended June 30, 2012.

Financial Update

•	Adjusted[1] net income attributable to Artio Global Investors of $3.2 million, or $0.05 per diluted share, for the second quarter of 2012 (GAAP net income attributable to Artio Global Investors of $1.5 million, or $0.03 per diluted share)
•	Assets under management of $21.2 billion as of June 30, 2012
•	Investment management fees of $33.3 million for the second quarter of 2012
•	Effective fee rate[2] of 56.7 basis points for the second quarter of 2012
•	Adjusted EBITDA of $8.7 million for the second quarter of 2012
•	Quarterly dividend of $0.02 per share on Class A common stock
•	Today, the Company announced a reduction of its workforce by 25 employees. This reduction, along with other cost reductions achieved during the first six months of 2012, will result in annualized operating expense savings of approximately $20 million, mostly related to compensation. No portfolio managers or research analysts within its International Equity, High Yield or High Grade Fixed Income strategies were included in the workforce reduction.

[1]	See Exhibits 3 - 5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its non-GAAP adjusted results (“adjusted”).
[2]	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.

The Company’s adjusted results for all periods exclude the amortization of restricted stock units (“RSUs”) granted at the time of the Company’s initial public offering (“IPO”), and assume for the periods prior to the Principals’3 exchanges on April 24, 20124, that the Principals’ non-controlling interests have been fully exchanged for shares of Class A common stock. The Company’s adjusted results for the three and six months ended June 30, 2012, and the three months ended March 31, 2012, exclude certain costs associated with organizational changes. The Company’s adjusted results for the six months ended June 30, 2012, and the three months ended March 31, 2012, also exclude the write-off of unamortized debt issuance costs in connection with the early repayment of the Company’s term debt. Adjusted results are presented to provide more meaningful comparisons between periods.

For the second quarter of 2012, adjusted net income attributable to Artio Global Investors was $3.2 million, or $0.05 per diluted share, a decrease of 50% and 55%, respectively, from adjusted net income attributable to Artio Global Investors of $6.5 million, or $0.11 per diluted share, for the first quarter of 2012, and a decrease of 86% and 87%, respectively, from adjusted net income attributable to Artio Global Investors of $23.3 million, or $0.39 per diluted share, for the second quarter of 2011.

On a GAAP basis, net income attributable to Artio Global Investors for the second quarter of 2012 was $1.5 million, or $0.03 per diluted share, a decrease of 67% and 63%, respectively, from net income attributable to Artio Global Investors of $4.6 million, or $0.08 per diluted share, for the first quarter of 2012, and a decrease of 93% and 92%, respectively, from net income attributable to Artio Global Investors of $21.2 million, or $0.36 per diluted share, for the second quarter of 2011.

For the first six months of 2012, adjusted net income attributable to Artio Global Investors was $9.7 million, or $0.16 per diluted share, a decrease in each case of 80% from adjusted net income attributable to Artio Global Investors of $47.5 million, or $0.80 per diluted share, for the first six months of 2011.

On a GAAP basis, net income attributable to Artio Global Investors for the first six months of 2012 was $6.1 million, or $0.10 per diluted share, a decrease in each case of 86% from net income attributable to Artio Global Investors of $43.2 million, or $0.74 per diluted share, for the first six months of 2011.

The following table compares the Company’s GAAP results and adjusted results. See Exhibits 3 – 5 of this news release for a reconciliation of the Company’s GAAP results to adjusted results.

[3]	Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer, and Rudolph-Riad Younes, Head of International Equity, are collectively referred to as the “Principals”.
[4]	On April 24, 2012, each of the Principals exchanged their remaining 600,000 New Class A Units, held in the intermediate holding company, for an equivalent amount of shares of Class A common stock.

	Three Months Ended
	(unaudited, in millions, except per share amounts)
	Jun. 30, 2012	Jun. 30, 2011	% Change	Mar. 31, 2012	% Change
Revenue[5], GAAP	$32.7	$78.2	(58)%	$43.9	(26)%
Operating income, GAAP	$2.5	$36.8	(93)%	$8.2	(70)%
Operating income, adjusted	$5.4	$39.5	(86)%	$10.8	(50)%
Net income attributable to Artio Global Investors, GAAP	$1.5	$21.2	(93)%	$4.6	(67)%
Net income attributable to Artio Global Investors, adjusted	$3.2	$23.3	(86)%	$6.5	(50)%
Diluted EPS, GAAP	$0.03	$0.36	(92)%	$0.08	(63)%
Diluted EPS, adjusted	$0.05	$0.39	(87)%	$0.11	(55)%
Adjusted EBITDA[6]	$8.7	$42.3	(79)%	$13.6	(36)%

	Six Months Ended (in millions, except per share amounts)
	Jun. 30, 2012	Jun. 30, 2011	% Change
Revenue[5], GAAP	$76.6	$160.3	(52)%
Operating income, GAAP	$10.7	$75.9	(86)%
Operating income, adjusted	$16.2	$81.2	(80)%
Net income attributable to Artio Global Investors, GAAP	$6.1	$43.2	(86)%
Net income attributable to Artio Global Investors, adjusted	$9.7	$47.5	(80)%
Diluted EPS, GAAP	$0.10	$0.74	(86)%
Diluted EPS, adjusted	$0.16	$0.80	(80)%
Adjusted EBITDA[6]	$22.4	$86.6	(74)%

[5]	Represents total revenues and other operating income.
[6]	See Exhibit 6 for a reconciliation of Net Income to Adjusted EBITDA.

Business Update7

•	Net client cash outflows moderated to $4.5 billion for the second quarter of 2012
•	The Company has decided to refocus on its long-established expertise in cross-border investing and will therefore discontinue its US Equity strategies. This action will enable the Company to better manage its resources for current business conditions.

Management Commentary

“We are realigning our business in order to focus on the asset classes where we believe active investment management offers the greatest opportunities to benefit clients,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer. “Accordingly, we are closing our US Equity strategies, which at the end of the second quarter represented less than one percent of the firm’s total assets under management.”

“This action, together with other cost reduction efforts, will result in meaningful operating expense savings. Most importantly, it enables us to concentrate our resources on our long-established expertise in cross-border investing in both equity and fixed income markets, and to continue pursuing growth and diversification opportunities within these core product areas.”

Second Quarter of 2012 Comparison with Second Quarter of 2011

Assets Under Management and Net Client Cash Flows

Assets under management were $21.2 billion as of June 30, 2012, down $25.7 billion, or 55%, from $46.8 billion as of June 30, 2011, due to net client cash outflows and market depreciation.

Net client cash outflows for the second quarter of 2012 were $4.5 billion, driven primarily by net client cash outflows from our International Equity I and II, and High Yield strategies.8

[7]	See section entitled “Fund Performance and Other Disclaimers” and Exhibit 9 of this news release for further information about Lipper and Morningstar rankings.
[8]	See Exhibit 8 for more information on “Assets under Management by Investment Strategy”.

Revenues and Other Operating Income

Revenues and other operating income for the second quarter of 2012 totaled $32.7 million, down 58% from $78.2 million for the second quarter of 2011. The decrease was driven primarily by lower investment management fees of $33.3 million for the second quarter of 2012, down 57% from $78.2 million for the second quarter of 2011, due to lower average assets under management and a decrease in the effective fee rate.

Expenses

Employee Compensation and Benefits

For the second quarter of 2012, adjusted employee compensation and benefits expenses were $16.5 million, down 29% from $23.2 million for the second quarter of 2011. The decrease was due primarily to lower incentive compensation accruals and lower headcount.

GAAP employee compensation and benefits expenses for the second quarter of 2012 were $19.4 million, down 25% from $25.8 million for the second quarter of 2011, due primarily to the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the second quarter of 2012 were $3.0 million, down 41% from $5.2 million for the second quarter of 2011, driven primarily by lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

General and administrative expenses for the second quarter of 2012 were $7.7 million, a decrease of 25% from $10.4 million for the second quarter of 2011, due primarily to lower expenses across most categories.

Non-operating Income (Loss)

Adjusted non-operating loss for the second quarter of 2012 was $1.2 million, compared to $0.1 million for the second quarter of 2011, primarily reflecting losses on seed capital investments in the second quarter of 2012.

GAAP non-operating loss for the second quarter of 2012 was $1.4 million, compared to $0.2 million for the second quarter of 2011, due primarily to the reason noted above.

Income Taxes

For the second quarter of 2012, the adjusted effective tax rate was 22.0%, 18.9 percentage points lower than the 40.9% adjusted effective tax rate for the second quarter of 2011. The decrease was due primarily to a tax benefit in the second quarter of 2012 resulting from the reversal of a tax liability reserve upon settlement of an uncertain tax position.

GAAP income tax benefit for the second quarter of 2012 was $0.3 million compared to GAAP income tax expense of $14.9 million for the second quarter of 2011, due primarily to a 97% decrease in income before income tax expense and the reason noted above.

Second Quarter of 2012 Comparison with First Quarter of 2012

Assets Under Management

Assets under management were $21.2 billion as of June 30, 2012, a decrease of $5.5 billion, or 21%, from $26.6 billion as of March 31, 2012, due to net client cash outflows and market depreciation.

Revenues and Other Operating Income

Revenues and other operating income for the second quarter of 2012 totaled $32.7 million, down 26% from $43.9 million for the first quarter of 2012, driven primarily by lower investment management fees. Investment management fees were $33.3 million for the second quarter of 2012, down 22% from $42.8 million for the first quarter of 2012, due to a decrease in average assets under management and a decrease in the effective fee rate.

Expenses

Employee Compensation and Benefits

For the second quarter of 2012, adjusted employee compensation and benefits expenses were $16.5 million, a decrease of 17% from $19.9 million for the first quarter of 2012, due primarily to lower incentive compensation accruals.

GAAP employee compensation and benefits expenses for the second quarter of 2012 were $19.4 million, a decrease of 13% from $22.3 million for the first quarter of 2012, due primarily to the reason noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the second quarter of 2012 were $3.0 million, a decrease of 16% from $3.6 million for the first quarter of 2012, due primarily to lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

Adjusted general and administrative expenses were $7.7 million for the second quarter of 2012, a decrease of 19% from $9.6 million for the first quarter of 2012, due primarily to lower expenses across most categories.

GAAP general and administrative expenses were $7.7 million for the second quarter of 2012, a decrease of 20% from $9.7 million for the first quarter of 2012, due primarily to the reason noted above.

Non-operating Income (Loss)

Adjusted non-operating loss for the second quarter of 2012 was $1.2 million, down from adjusted non-operating income of $1.9 million for the first quarter of 2012, primarily reflecting losses on seed capital investments in the second quarter of 2012, as compared to gains in the first quarter of 2012.

GAAP non-operating loss for the second quarter of 2012 was $1.4 million, down from GAAP non-operating income of $2.6 million for the first quarter of 2012 due primarily to the reason noted above.

Income Taxes

For the second quarter of 2012, the adjusted effective tax rate was 22.0%, 27.2 percentage points lower than the 49.2% adjusted effective tax rate for the first quarter of 2012. The decrease was due primarily to a tax benefit in the second quarter of 2012 resulting from the reversal of a tax liability reserve upon settlement of an uncertain tax position and the write-off of a deferred tax asset related to the vesting of RSUs at a price below their grant date price in the first quarter of 2012.

GAAP income tax benefit for the second quarter of 2012 was $0.3 million compared to GAAP income tax expense of $5.3 million for the first quarter of 2012 due primarily to a 90% decrease in income before income tax expense and the reasons noted above.

Liquidity and Capital

As of June 30, 2012, the Company had cash (excluding amounts held in the Company’s Consolidated Investment Products) of $59.9 million, seed capital investments in our strategies of $47.3 million and investments held for deferred compensation of $10.1 million.

Total stockholders’ equity on the Statement of Financial Position was $175.7 million as of June 30, 2012, compared to $162.8 million as of December 31, 2011.

Share Repurchase

No shares were repurchased during the second quarter of 2012. As of June 30, 2012, the Company retained authorization from the Board of Directors to repurchase 2,226,061 shares of its Class A common stock through December 31, 2013.

Shares

As of June 30, 2012, there were 59,561,559 total shares of Class A common stock outstanding.

On April 24, 2012, each of the Principals exchanged their remaining 600,000 New Class A Units, held in the intermediate holding company, into an equivalent amount of shares of Class A common stock.

Dividend

On July 23, 2012, the Board of Directors declared a dividend of $0.02 per share on the Class A common stock for the second quarter of 2012, which is payable on August 27, 2012, to stockholders of record as of the close of business on August 13, 2012.

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Teleconference and Webcast Details

The Company will host a conference call for analysts and investors to review second quarter 2012 results, today, August 3, 2012, beginning at 8:00 a.m. (Eastern Time). The call will be open to the public and can be accessed by dialing +1-888-680-0860 (inside the United States) or +1-617-213-4852 (outside the United States). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 63549328. A simultaneous webcast of the call (on a listen-only basis), as well as an audio replay, will be available at www.ir.artioglobal.com.

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About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC (“Artio Global”), a registered investment adviser that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients. Headquartered in New York, Artio Global also has offices in Los Angeles, Toronto, London and Sydney.

Artio Global offers a select group of equity and fixed income strategies, including International Equity, Global Equity, High Grade Fixed Income, High Yield and Local Emerging Markets Debt. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and mutual funds.

For more information, please visit www.artioglobal.com.

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Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related remarks do, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, net client cash flows, our compensation costs and adjusted compensation ratio, future tax rate, use of our free cash flow, potential share repurchases and declaration of dividends. These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-K (File No. 001-34457) filed with the Securities and Exchange Commission on February 29, 2012. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release and the related remarks speak only as of the date of this news release. The related remarks may contain information about the Company subsequent to June 30, 2012. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

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Contacts

Investor Relations:	Media Relations:
Peter Sands	Adam Grodman
Head of Investor Relations	Intermarket Communications
+1 212 297 3891	+1 212 909 4781
ir@artioglobal.com	agrodman@intermarket.com

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Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with three- and five-year track records only. Other classes may have different performance characteristics. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record. For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund’s independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Data presented reflect past performance, which is no guarantee of future results. © 2012 Morningstar, Inc. All Rights Reserved.

This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 1
Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2011
Revenues and other operating income:
Investment management fees	$33,320	$78,209	$42,771	(57)%	(22)%	$76,091	$159,985	(52)%
Net gains (losses) on securities held for deferred compensation	(546)	(56)	1,160	NM	(147)%	614	363	69%
Foreign currency losses	(60)	(2)	(1)	NM	NM	(61)	(20)	NM
Total revenues and other operating income	32,714	78,151	43,930	(58)%	(26)%	76,644	160,328	(52)%

Expenses:
Employee compensation and benefits	19,417	25,812	22,334	(25)%	(13)%	41,751	53,830	(22)%
Shareholder servicing and marketing	3,043	5,163	3,624	(41)%	(16)%	6,667	10,028	(34)%
General and administrative	7,748	10,357	9,738	(25)%	(20)%	17,486	20,529	(15)%
Total expenses	30,208	41,332	35,696	(27)%	(15)%	65,904	84,387	(22)%

Operating income before income tax expense	2,506	36,819	8,234	(93)%	(70)%	10,740	75,941	(86)%

Non-operating income (loss)	(1,387)	(156)	2,556	NM	(154)%	1,169	409	186%
Income before income tax expense	1,119	36,663	10,790	(97)%	(90)%	11,909	76,350	(84)%

Income taxes	(287)	14,869	5,322	(102)%	(105)%	5,035	31,620	(84)%
Net income	1,406	21,794	5,468	(94)%	(74)%	6,874	44,730	(85)%

Net income attributable to non-controlling interests in AGH (1)	12	719	190	(98)%	(94)%	202	1,488	(86)%
Net income (loss) attributable to non-controlling interests in CIP (2)	(141)	(75)	678	(88)%	(121)%	537	60	NM
Net income attributable to Artio Global Investors	$1,535	$21,150	$4,600	(93)%	(67)%	$6,135	$43,182	(86)%

Net income per share attributable to Artio Global Investors:
Basic	$0.03	$0.36	$0.08	(92)%	(63)%	$0.10	$0.74	(86)%
Diluted	$0.03	$0.36	$0.08	(92)%	(63)%	$0.10	$0.74	(86)%

Weighted average shares used in net income per share attributable to Artio Global Investors:
Basic	59,212,847	58,392,969	58,192,573	1%	2%	58,702,710	58,373,404	1%
Diluted (3)	59,814,290	58,576,859	58,474,697	2%	2%	58,991,691	58,475,249	1%

NM - Not Meaningful

Assets under management ($ in millions)	$21,156	$46,835	$26,645	(55)%	(21)%	$21,156	$46,835	(55)%

Average assets under management ($ in millions) (4)	$23,616	$49,783	$28,551	(53)%	(17)%	$26,003	$51,206	(49)%

Effective fee rate (basis points) (5)	56.7	63.0	60.3			58.8	63.0

Effective tax rate	NM	40.6%	49.3%			42.3%	41.4%

Employee compensation and benefits as a percentage of total revenues and other operating income (6)	59.4%	33.0%	50.8%			54.5%	33.6%

Operating margin (7)	7.7%	47.1%	18.7%			14.0%	47.4%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	The effect of the assumed conversion of the Principals’ New Class A Units (prior to the Principals’ exchanges on April 24, 2012) was antidilutive for the six months ended Jun. 30, 2011 and 2012, and the three months ended Mar. 31, 2012 and Jun. 30, 2011.
4.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
5.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
6.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
7.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 2
Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2011
Revenues and other operating income:
Investment management fees	$33,320	$78,209	$42,771	(57)%	(22)%	$76,091	$159,985	(52)%
Net gains (losses) on securities held for deferred compensation	(546)	(56)	1,160	NM	(147)%	614	363	69%
Foreign currency losses	(60)	(2)	(1)	NM	NM	(61)	(20)	NM
Total revenues and other operating income	32,714	78,151	43,930	(58)%	(26)%	76,644	160,328	(52)%

Expenses:
Employee compensation and benefits	16,541	23,168	19,912	(29)%	(17)%	36,453	48,562	(25)%
Shareholder servicing and marketing	3,043	5,163	3,624	(41)%	(16)%	6,667	10,028	(34)%
General and administrative	7,748	10,357	9,616	(25)%	(19)%	17,364	20,529	(15)%
Total expenses	27,332	38,688	33,152	(29)%	(18)%	60,484	79,119	(24)%

Operating income before income tax expense	5,382	39,463	10,778	(86)%	(50)%	16,160	81,209	(80)%

Non-operating income (loss)	(1,246)	(81)	1,949	NM	(164)%	703	349	101%
Income before income tax expense	4,136	39,382	12,727	(89)%	(68)%	16,863	81,558	(79)%

Income taxes	908	16,109	6,266	(94)%	(86)%	7,174	34,105	(79)%
Net income	3,228	23,273	6,461	(86)%	(50)%	9,689	47,453	(80)%

Net income attributable to non-controlling interests in AGH (1)	-	-	-	NM	NM	-	-	NM
Net income (loss) attributable to non-controlling interests in CIP (2)	-	-	-	NM	NM	-	-	NM
Net income attributable to Artio Global Investors	$3,228	$23,273	$6,461	(86)%	(50)%	$9,689	$47,453	(80)%

Net income per diluted share attributable to Artio Global Investors	$0.05	$0.39	$0.11	(87)%	(55)%	$0.16	$0.80	(80)%

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	59,814,290	59,776,859	59,674,697	0%	0%	59,743,339	59,675,249	0%

NM - Not Meaningful

Assets under management ($ in millions)	$21,156	$46,835	$26,645	(55)%	(21)%	$21,156	$46,835	(55)%

Average assets under management ($ in millions) (3)	$23,616	$49,783	$28,551	(53)%	(17)%	$26,003	$51,206	(49)%

Effective fee rate (basis points) (4)	56.7	63.0	60.3			58.8	63.0

Effective tax rate	22.0%	40.9%	49.2%			42.5%	41.8%

Employee compensation and benefits as a percentage of total revenues and other operating income (5)	50.6%	29.6%	45.3%			47.6%	30.3%

Operating margin (6)	16.5%	50.5%	24.5%			21.1%	50.7%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
4.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
5.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
6.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 3
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Jun. 30, 2012				Three Months Ended Jun. 30, 2011				Three Months Ended Mar. 31, 2012
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$33,320	$-		$33,320	$78,209	$-		$78,209	$42,771	$-		$42,771
Net gains (losses) on securities held for deferred compensation	(546)	-		(546)	(56)	-		(56)	1,160	-		1,160
Foreign currency losses	(60)	-		(60)	(2)	-		(2)	(1)	-		(1)
Total revenues and other operating income	32,714	-		32,714	78,151	-		78,151	43,930	-		43,930

Expenses:
Employee compensation and benefits	19,417	(2,876	)(a)	16,541	25,812	(2,644	)(a)	23,168	22,334	(2,422	)(a)	19,912
Shareholder servicing and marketing	3,043	-		3,043	5,163	-		5,163	3,624	-		3,624
General and administrative	7,748	-		7,748	10,357	-		10,357	9,738	(122	)(f)	9,616
Total expenses	30,208	(2,876)		27,332	41,332	(2,644)		38,688	35,696	(2,544)		33,152

Operating income before income tax expense	2,506	2,876		5,382	36,819	2,644		39,463	8,234	2,544		10,778

Non-operating income (loss)	(1,387)	141	(e)	(1,246)	(156)	75	(e)	(81)	2,556	(607	)(e,f)	1,949
Income before income tax expense	1,119	3,017		4,136	36,663	2,719		39,382	10,790	1,937		12,727

Income taxes	(287)	1,195	(b)	908	14,869	1,240	(b)	16,109	5,322	944	(b)	6,266
Net income	1,406	1,822		3,228	21,794	1,479		23,273	5,468	993		6,461

Net income attributable to non-controlling interests in AGH	12	(12	)(c)	-	719	(719	)(c)	-	190	(190	)(c)	-
Net income (loss) attributable to non-controlling interests in CIP	(141)	141	(e)	-	(75)	75	(e)	-	678	(678	)(e)	-
Net income attributable to Artio Global Investors	$1,535	$1,693		$3,228	$21,150	$2,123		$23,273	$4,600	$1,861		$6,461

Net income per diluted share attributable to Artio Global Investors	$0.03			$0.05	$0.36			$0.39	$0.08			$0.11

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	59,814,290	-		59,814,290	58,576,859	1,200,000	(d)	59,776,859	58,474,697	1,200,000	(d)	59,674,697

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 4
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Six Months Ended Jun. 30, 2012				Six Months Ended Jun. 30, 2011
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$76,091	$-		$76,091	$159,985	$-		$159,985
Net gains (losses) on securities held for deferred compensation	614	-		614	363	-		363
Foreign currency losses	(61)	-		(61)	(20)	-		(20)
Total revenues and other operating income	76,644	-		76,644	160,328	-		160,328

Expenses:
Employee compensation and benefits	41,751	(5,298	)(a)	36,453	53,830	(5,268	)(a)	48,562
Shareholder servicing and marketing	6,667	-		6,667	10,028	-		10,028
General and administrative	17,486	(122	)(f)	17,364	20,529	-		20,529
Total expenses	65,904	(5,420)		60,484	84,387	(5,268)		79,119

Operating income before income tax expense	10,740	5,420		16,160	75,941	5,268		81,209

Non-operating income (loss)	1,169	(466	)(e,f)	703	409	(60	)(e)	349
Income before income tax expense	11,909	4,954		16,863	76,350	5,208		81,558

Income taxes	5,035	2,139	(b)	7,174	31,620	2,485	(b)	34,105
Net income	6,874	2,815		9,689	44,730	2,723		47,453

Net income attributable to non-controlling interests in AGH	202	(202	)(c)	-	1,488	(1,488	)(c)	-
Net income (loss) attributable to non-controlling interests in CIP	537	(537	)(e)	-	60	(60	)(e)	-
Net income attributable to Artio Global Investors	$6,135	$3,554		$9,689	$43,182	$4,271		$47,453

Net income per diluted share attributable to Artio Global Investors	$0.10			$0.16	$0.74			$0.80

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	58,991,691	751,648	(d)	59,743,339	58,475,249	1,200,000	(d)	59,675,249

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 5
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods. Additional information on the reorganization of the Company’s ownership structure and the related non-recurring items are discussed in the Company’s prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the RSUs awarded at the time of the IPO from all periods presented, as the granting of the awards was one-time in nature.

The three months ended Mar. 31, 2012, and the three and six months ended Jun. 30, 2012, also exclude certain costs associated with organizational changes.

(b)	The adjustments to income taxes for all periods presented prior to the Principals’ exchanges on April 24, 2012, reflect the tax effect of the assumed full exchange of the Principals’ non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals and an adjustment to reflect the tax effects of excluding the amortization expense associated with the RSUs awarded at the time of the IPO.

The three months ended Mar. 31, 2012, and the three and six months ended Jun. 30, 2012, also include adjustments to reflect the tax effect of excluding costs associated with organizational changes.

The three months ended Mar. 31, 2012, and the six months ended Jun. 30, 2012, also include an adjustment to reflect the tax effect of excluding the one-time write-off of unamortized debt issuance costs in connection with the early repayment of the Company’s term debt.

(c)	Adjustment to eliminate the Principals’ non-controlling interests, which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(d)	Diluted shares outstanding, for periods prior to the Principals’ exchanges on April 24, 2012, assumes the Principals have fully exchanged their New Class A Units in Artio Global Holdings LLC for an equivalent amount of shares of the Company’s Class A common stock.

(e)	Adjustments to eliminate third party investors’ economic interests in the Consolidated Investment Products from both Net income attributable to non-controlling interests in the Consolidated Investment Products and Non-operating income. Management believes these adjustments provide a more useful measure for comparing Non-operating income between periods.

(f)	Adjustments to eliminate the one-time write-off of unamortized debt issuance costs in connection with the early repayment of the Company’s term debt.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 6
Reconciliation of Net Income to Adjusted EBITDA
(unaudited, in thousands)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2011

Net Income	$1,406	$21,794	$5,468			$6,874	$44,730
Add: Interest, taxes, depreciation and amortization	4,544	20,149	9,889			14,433	42,029
EBITDA	$5,950	$41,943	$15,357	(86)%	(61)%	$21,307	$86,759	(75)%

Add: Other non-operating (income) loss	2,142	383	(2,057)			85	(141)
Add: Compensation adjustments associated with organizational changes	652	-	213			865	-
Add: Write-off of unamortized debt issuance costs	-	-	122			122	-
Adjusted EBITDA	$8,744	$42,326	$13,635	(79)%	(36)%	$22,379	$86,618	(74)%

Adjusted EBITDA margin [1]	26.7%	54.2%	31.0%			29.2%	54.0%

1. Calculated as Adjusted EBITDA divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From		Six Month Ended		% Change From
	Jun. 30, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2011

Proprietary Funds
Beginning assets under management	$12,862	$22,854	$13,366	(44)%	(4)%	$13,366	$23,013	(42)%
Gross client cash inflows	784	1,136	1,235	(31)%	(37)%	2,019	2,924	(31)%
Gross client cash outflows	(3,043)	(2,739)	(2,712)	(11)%	(12)%	(5,755)	(5,212)	(10)%
Net client cash flows	(2,259)	(1,603)	(1,477)	(41)%	(53)%	(3,736)	(2,288)	(63)%
Transfers between investment vehicles	-	-	52	NM	(100)%	52	-	NM
Total client cash flows	(2,259)	(1,603)	(1,425)	(41)%	(59)%	(3,684)	(2,288)	(61)%
Market appreciation (depreciation)	(516)	(59)	921	NM	(156)%	405	467	(13)%
Ending assets under management	10,087	21,192	12,862	(52)%	(22)%	10,087	21,192	(52)%

Institutional Commingled Funds
Beginning assets under management	4,346	9,374	4,912	(54)%	(12)%	4,912	9,236	(47)%
Gross client cash inflows	92	104	32	(12)%	188%	124	257	(52)%
Gross client cash outflows	(1,091)	(1,149)	(1,107)	5%	1%	(2,198)	(1,573)	(40)%
Net client cash flows	(999)	(1,045)	(1,075)	4%	7%	(2,074)	(1,316)	(58)%
Transfers between investment vehicles	-	(22)	13	100%	(100)%	13	188	(93)%
Total client cash flows	(999)	(1,067)	(1,062)	6%	6%	(2,061)	(1,128)	(83)%
Market appreciation (depreciation)	(212)	(22)	496	NM	(143)%	284	177	60%
Ending assets under management	3,135	8,285	4,346	(62)%	(28)%	3,135	8,285	(62)%

Separate Accounts
Beginning assets under management	7,858	14,768	9,799	(47)%	(20)%	9,799	16,801	(42)%
Gross client cash inflows	53	31	101	71%	(48)%	154	166	(7)%
Gross client cash outflows	(1,232)	(677)	(2,694)	(82)%	54%	(3,926)	(2,917)	(35)%
Net client cash flows	(1,179)	(646)	(2,593)	(83)%	55%	(3,772)	(2,751)	(37)%
Transfers between investment vehicles	-	22	(65)	(100)%	100%	(65)	(188)	65%
Total client cash flows	(1,179)	(624)	(2,658)	(89)%	56%	(3,837)	(2,939)	(31)%
Market appreciation (depreciation)	(214)	77	717	NM	(130)%	503	359	40%
Ending assets under management	6,465	14,221	7,858	(55)%	(18)%	6,465	14,221	(55)%

Sub-advisory Accounts
Beginning assets under management	1,579	4,332	2,282	(64)%	(31)%	2,282	4,357	(48)%
Gross client cash inflows	26	66	39	(61)%	(33)%	65	217	(70)%
Gross client cash outflows	(58)	(1,300)	(889)	96%	93%	(947)	(1,620)	42%
Net client cash flows	(32)	(1,234)	(850)	97%	96%	(882)	(1,403)	37%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(32)	(1,234)	(850)	97%	96%	(882)	(1,403)	37%
Market appreciation (depreciation)	(78)	39	147	NM	(153)%	69	183	(62)%
Ending assets under management	1,469	3,137	1,579	(53)%	(7)%	1,469	3,137	(53)%

Total Assets under Management
Beginning assets under management	26,645	51,328	30,359	(48)%	(12)%	30,359	53,407	(43)%
Gross client cash inflows	955	1,337	1,407	(29)%	(32)%	2,362	3,564	(34)%
Gross client cash outflows	(5,424)	(5,865)	(7,402)	8%	27%	(12,826)	(11,322)	(13)%
Net client cash flows	(4,469)	(4,528)	(5,995)	1%	25%	(10,464)	(7,758)	(35)%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,469)	(4,528)	(5,995)	1%	25%	(10,464)	(7,758)	(35)%
Market appreciation (depreciation)	(1,020)	35	2,281	NM	(145)%	1,261	1,186	6%
Ending assets under management	$21,156	$46,835	$26,645	(55)%	(21)%	$21,156	$46,835	(55)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Six Month Ended		% Change From
	Jun. 30, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2011

International Equity I
Beginning assets under management	$6,470	$17,298	$8,680	(63)%	(25)%	$8,680	$18,781	(54)%
Gross client cash inflows	78	182	131	(57)%	(40)%	209	614	(66)%
Gross client cash outflows	(1,258)	(1,643)	(3,108)	23%	60%	(4,366)	(3,905)	(12)%
Net client cash flows	(1,180)	(1,461)	(2,977)	19%	60%	(4,157)	(3,291)	(26)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,180)	(1,461)	(2,977)	19%	60%	(4,157)	(3,291)	(26)%
Market appreciation (depreciation)	(464)	(69)	767	NM	(160)%	303	278	9%
Ending assets under management	4,826	15,768	6,470	(69)%	(25)%	4,826	15,768	(69)%

International Equity II
Beginning assets under management	8,505	22,243	10,897	(62)%	(22)%	10,897	23,272	(53)%
Gross client cash inflows	156	384	191	(59)%	(18)%	347	1,266	(73)%
Gross client cash outflows	(2,742)	(3,053)	(3,621)	10%	24%	(6,363)	(5,415)	(18)%
Net client cash flows	(2,586)	(2,669)	(3,430)	3%	25%	(6,016)	(4,149)	(45)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(2,586)	(2,669)	(3,430)	3%	25%	(6,016)	(4,149)	(45)%
Market appreciation (depreciation)	(536)	(28)	1,038	NM	(152)%	502	423	19%
Ending assets under management	5,383	19,546	8,505	(72)%	(37)%	5,383	19,546	(72)%

High Grade Fixed Income
Beginning assets under management	5,714	5,036	5,503	13%	4%	5,503	5,088	8%
Gross client cash inflows	303	229	332	32%	(9)%	635	377	68%
Gross client cash outflows	(290)	(594)	(204)	51%	(42)%	(494)	(827)	40%
Net client cash flows	13	(365)	128	104%	(90)%	141	(450)	131%
Transfers between investment strategies	-	104	-	(100)%	NM	-	99	(100)%
Total client cash flows	13	(261)	128	105%	(90)%	141	(351)	140%
Market appreciation (depreciation)	96	110	83	(13)%	16%	179	148	21%
Ending assets under management	5,823	4,885	5,714	19%	2%	5,823	4,885	19%

High Yield
Beginning assets under management	4,967	5,304	4,295	(6)%	16%	4,295	4,907	(12)%
Gross client cash inflows	398	502	730	(21)%	(45)%	1,128	1,211	(7)%
Gross client cash outflows	(910)	(499)	(317)	(82)%	(187)%	(1,227)	(1,068)	(15)%
Net client cash flows	(512)	3	413	NM	NM	(99)	143	(169)%
Transfers between investment strategies	-	(104)	-	100%	NM	-	(99)	100%
Total client cash flows	(512)	(101)	413	NM	NM	(99)	44	NM
Market appreciation (depreciation)	(34)	43	259	(179)%	(113)%	225	295	(24)%
Ending assets under management	4,421	5,246	4,967	(16)%	(11)%	4,421	5,246	(16)%

Global Equity
Beginning assets under management	678	1,066	721	(36)%	(6)%	721	1,025	(30)%
Gross client cash inflows	2	8	1	(75)%	100%	3	27	(89)%
Gross client cash outflows	(126)	(20)	(137)	NM	8%	(263)	(34)	NM
Net client cash flows	(124)	(12)	(136)	NM	9%	(260)	(7)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(124)	(12)	(136)	NM	9%	(260)	(7)	NM
Market appreciation (depreciation)	(48)	(17)	93	(182)%	(152)%	45	19	137%
Ending assets under management	506	1,037	678	(51)%	(25)%	506	1,037	(51)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Six Month Ended		% Change From
	Jun. 30, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2011	Mar. 31, 2012	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2011

US Equity
Beginning assets under management	220	274	178	(20)%	24%	178	227	(22)%
Gross client cash inflows	18	23	21	(22)%	(14)%	39	59	(34)%
Gross client cash outflows	(70)	(56)	(11)	(25)%	NM	(81)	(67)	(21)%
Net client cash flows	(52)	(33)	10	(58)%	NM	(42)	(8)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(52)	(33)	10	(58)%	NM	(42)	(8)	NM
Market appreciation (depreciation)	(25)	(6)	32	NM	(178)%	7	16	(56)%
Ending assets under management	143	235	220	(39)%	(35)%	143	235	(39)%

Other (1)
Beginning assets under management	91	107	85	(15)%	7%	85	107	(21)%
Gross client cash inflows	-	9	1	(100)%	(100)%	1	10	(90)%
Gross client cash outflows	(28)	-	(4)	NM	NM	(32)	(6)	NM
Net client cash flows	(28)	9	(3)	NM	NM	(31)	4	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(28)	9	(3)	NM	NM	(31)	4	NM
Market appreciation (depreciation)	(9)	2	9	NM	(200)%	-	7	(100)%
Ending assets under management	54	118	91	(54)%	(41)%	54	118	(54)%

Total Assets under Management
Beginning assets under management	26,645	51,328	30,359	(48)%	(12)%	30,359	53,407	(43)%
Gross client cash inflows	955	1,337	1,407	(29)%	(32)%	2,362	3,564	(34)%
Gross client cash outflows	(5,424)	(5,865)	(7,402)	8%	27%	(12,826)	(11,322)	(13)%
Net client cash flows	(4,469)	(4,528)	(5,995)	1%	25%	(10,464)	(7,758)	(35)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,469)	(4,528)	(5,995)	1%	25%	(10,464)	(7,758)	(35)%
Market appreciation (depreciation)	(1,020)	35	2,281	NM	(145)%	1,261	1,186	6%
Ending assets under management	21,156	46,835	26,645	(55)%	(21)%	21,156	46,835	(55)%

1.   Other includes the Local Emerging Markets Debt Fund, Global Credit Opportunities Fund, Other International Equity and Other strategies.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 9
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				Year-to-Date		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	3	798	Foreign Large Blend	49	326	100	323	98	280	94	232	28	140	International Large-Cap Core
Artio International Equity Fund, Class I (2)	3	798	Foreign Large Blend	45	326	100	323	97	280	93	232	18	140	International Large-Cap Core

Artio International Equity II Fund, Class A	2	798	Foreign Large Blend	37	326	99	323	96	280	81	232	N/A	N/A	International Large-Cap Core
Artio International Equity II Fund, Class I	2	798	Foreign Large Blend	34	326	98	323	96	280	79	232	N/A	N/A	International Large-Cap Core

Artio Global Equity Fund, Class A	3	983	World Stock	92	114	100	110	88	87	73	72	N/A	N/A	Global Large-Cap Growth
Artio Global Equity Fund, Class I	3	983	World Stock	91	114	99	110	87	87	70	72	N/A	N/A	Global Large-Cap Growth

Artio Microcap Fund, Class A	2	778	Small Growth	20	680	94	663	12	599	35	505	N/A	N/A	Small-Cap Core
Artio Microcap Fund, Class I	2	778	Small Growth	16	680	94	663	9	599	30	505	N/A	N/A	Small-Cap Core

Artio Smallcap Fund, Class A	3	778	Small Growth	75	680	82	663	66	599	10	505	N/A	N/A	Small-Cap Core
Artio Smallcap Fund, Class I	3	778	Small Growth	75	680	80	663	62	599	9	505	N/A	N/A	Small-Cap Core

Artio Midcap Fund, Class A	3	781	Mid-Cap Growth	99	317	77	304	28	278	42	228	N/A	N/A	Mid-Cap Core
Artio Midcap Fund, Class I	3	781	Mid-Cap Growth	99	317	75	304	22	278	35	228	N/A	N/A	Mid-Cap Core

Artio Multicap Fund, Class A	2	1762	Large Growth	60	721	75	703	32	613	15	528	N/A	N/A	Multi-Cap Core
Artio Multicap Fund, Class I	3	1762	Large Growth	56	721	73	703	28	613	13	528	N/A	N/A	Multi-Cap Core

Artio Global High Income Fund, Class A	3	606	High Yield Bond	68	506	94	484	87	417	33	362	N/A	N/A	High Current Yield
Artio Global High Income Fund, Class I	3	606	High Yield Bond	62	506	94	484	83	417	27	362	N/A	N/A	High Current Yield

Artio Total Return Bond Fund, Class A	4	1248	Intermediate Term Bond	73	592	39	586	47	508	29	433	10	307	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	4	1248	Intermediate Term Bond	67	592	27	586	39	508	24	433	5	307	Intermediate Investment Grade Debt

Artio Local Emerging Markets Debt Fund, Class A	NA	NA	Emerging Markets Bond	99	189	82	163	N/A	N/A	N/A	N/A	N/A	N/A	Emerging Markets Debt
Artio Local Emerging Markets Debt Fund, Class I	NA	NA	Emerging Markets Bond	98	189	77	163	N/A	N/A	N/A	N/A	N/A	N/A	Emerging Markets Debt

Note: Data as of June 30, 2012

NA: Not applicable

1.	Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Data presented reflect past performance, which is no guarantee of future results. © 2012 Morningstar, Inc. All Rights Reserved. This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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